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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 14, 2005
                                                          -------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                    0-50358                34-1983738
       -------------                    -------                ----------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
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               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                ------------------------------------------

         On July 14, 2005, the stockholders of Clifton Savings Bancorp, Inc. (the "Company") approved the Clifton Savings Bancorp, Inc. 2005 Equity Incentive Plan (the "Plan"), under which 1,495,993 shares may be issued upon the exercise of stock options (consisting of both incentive stock options and non-statutory stock options) and 598,397 shares may be issued as restricted stock. Employees, officers and directors are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 10, 2005.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLIFTON SAVINGS BANCORP, INC.




Date: July 19, 2005                     By: /s/ John A. Celentano, Jr.
                                            ------------------------------------
                                            John A. Celentano, Jr.
                                            Chairman of the Board and
                                              Chief Executive Officer